© 2013 Sigma-Aldrich Co. All rights reserved. Sigma-Aldrich Corporation •September 2013 Investor Information

© 2013 Sigma-Aldrich Co. All rights reserved. 2 Cautionary Statements • This presentations contains “forward-looking statements” regarding future sales, earnings, return on equity, return on invested capital, cost savings, process improvements, free cash flow, share repurchases, capital expenditures, acquisitions and other matters. Such statements can be identified by words such as: “expected,” “expects,” “expect,” “forecast,” “would,” “estimate,” “will,” or similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results could differ materially from those stated or implied in the forward-looking statements. For a list of factors, risks and uncertainties which could make our actual results differ from expected results, please see Item 1A of Part I of our latest Annual Report on Form 10-K and the first part of Item 2 of Part I to our latest Quarterly Report on Form 10-Q. We undertake no obligation to publicly update any forward- looking statement, whether written or oral, as a result of new information, future developments or otherwise. • This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures used in this presentation, see the Appendix to this presentation – Reconciliation of GAAP to Non-GAAP Financial Measures.

© 2013 Sigma-Aldrich Co. All rights reserved. Our Purpose 3 Enabling Science to Improve the Quality of Life The trusted and preeminent global provider to the research laboratory and targeted applied and commercial markets SAFC COMMERCIAL RESEARCH APPLIED A global leader in chemicals, biochemicals, kits and services for scientific discovery, development and manufacturing and diagnostics

© 2013 Sigma-Aldrich Co. All rights reserved. Sigma-Aldrich in 2012 GLOBALLY BALANCED 43% Total Americas 37% Europe, Middle East, Africa 20% Asia Pacific 43% 37% 20% $2.6 Billion 53% 24% 23% 21% 79% BROAD END-MARKETS 53% Research 23% Applied 24% SAFC Commercial QUALITY PRODUCTS >170,000 Reagents and Chemicals 45,000 Laboratory Equipment Items $2.6 Billion >215,000 Products • 9,000 employees • 1.4 million individual customers • Sales in 160 countries • Manufactured products generate approximately 60% of company sales FACTS AND FIGURES 4 KEY STATS * 2012 figures No customer comprises more than 2% of sales, no product more than 1%

© 2013 Sigma-Aldrich Co. All rights reserved. RESEARCH Business Unit Our Strategy OUR MISSION Enable researchers to advance scientific understanding and discover new therapies, drugs and advanced materials OUR CUSTOMERS Life sciences and non-profit research organizations: • Pharma & Biotech • Academic, Government, Hospitals • Dealers 53% Note: 53% represents the business unit’s % of 2012 overall sales 5 • Innovate solutions • Broaden portfolio • Expand geographic and channel reach

© 2013 Sigma-Aldrich Co. All rights reserved. Chemical Synthesis Workflow 6 Planning and Preparation Synthesis and Manufacturing Purification and Characterization • Catalysts • Monomers • Specialty synthesis products • LC and GC columns • Sample collection and preparation • Reference standards Products & Services for RESEARCH: • Eight million unique chemicals on website • Compound management • Technical service & support PIPELINE: Essential Chemicals and Raw Materials

© 2013 Sigma-Aldrich Co. All rights reserved. Life Science Workflow DNA & RNA Proteins & Small Molecules Cells & Organisms • Protein depletion technology • SPME devices • LC and GC columns • LOPAC® small molecule library • Validated antibodies Products & Services for RESEARCH: • Reporter cell lines • Media • Expression systems • RNAi • ZFN gene editing • Whole genome amplification • Oligonucleotides • PCR reagents PIPELINE: 7 Essential Chemicals and Raw Materials

© 2013 Sigma-Aldrich Co. All rights reserved. 23% APPLIED Business Unit Customer Focus Our Strategy • Leverage expertise in sample prep, separation’s standards and reagents • Engage and Expand Applied Customer Base • Develop Solutions Tailored to Customer Applications • Broaden Our Capabilities – Organic and Inorganic Testing Labs* Industrial* Diagnostics Reference Labs and CROs Environmental Labs Food and Beverage Agriculture/Bio Other Industrial Raw Materials Note: 23% represents the business unit’s % of 2012 overall sales * examples not exhaustive 8 Mission: Enable customers to diagnose human health and environmental health

© 2013 Sigma-Aldrich Co. All rights reserved. Applied Workflow 9 Sample Prep Detection Analysis • Reference standards • Oligonucleotides • LC and GC columns Products & Services Sigma-Aldrich Offers: • LC and GC columns • Reference standards • Protein depletion technology • Sampling devices • DNA/RNA extraction kits • Oligonucleotides • PCR reagents • LC and GC columns PIPELINE: Essential Chemicals and Raw Materials

© 2013 Sigma-Aldrich Co. All rights reserved. Industrial Applications • Specialty Chemicals • Petrochemicals • Healthcare, Med Device, Contact Lenses Focus Areas: • Agricultural Products • Food Processing • Broad Chemical Offer • Bench-to-Bulk Capabilities • Custom Manufacturing • Amplification Buffers and Enzymes • Sample Prep • Culture Media • Flavors and Fragrances • Food and Beverage • Cosmetics and Personal Care • Custom Manufacturing • Sterile Solutions Manufacturing • Aroma Raw Materials • Naturals/Essential Oils Products & Services Sigma-Aldrich Offers: Specialty Chemicals Consumer Products Agriculture INDUSTRY: 10 Essential Chemicals and Raw Materials

© 2013 Sigma-Aldrich Co. All rights reserved. SAFC COMMERCIAL Business Unit Life Science Products and Services Hitech Electronics Disciplined Business Model Customer Focus • Tough to make • Difficult to replicate • Critical to functionality and performance • Small percentage of total cost Supplier of custom solutions to targeted commercial markets Our Mission Enable customers to manufacture drugs and advanced materials 24% Note: 24% represents the business unit’s % of 2012 overall sales 11

SAFC Commercial Offerings

Enabling customers to manufacture drugs and materials

SAFC COMMERCIAL MARKETS

Business Unit Segments	Business Unit Initiatives	Description	2012 SAFC Sales	Customer Markets: Biological Drugs	Customer Markets: Small Molecule Drugs	Customer Markets: LEDs Semiconductors Energy/Display
Life Science Products	**Biopharma Materials**	Critical raw materials for biological drugs	~61%	✓		
	Pharma Materials	Critical raw materials for small molecules			✓	
	Contract Manufacturing Services	cGMP Intermediates and APIs for small molecules and biological drugs		✓	✓	
Life Science Services	**Biopharma Services**	Biologic testing services & Viral manufacturing services	~20%	✓		
	Early Development Services	Genetic & mammalian toxicology Animal Health services Solid State services			✓	
Hitech Electronics	**Hitech Electronics**	Precursors for LED & semiconductors Performance materials for Energy & Display	~19%			✓

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© 2013 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

© 2013 Sigma-Aldrich Co. All rights reserved. • Record quarterly sales of $681 million and diluted adjusted EPS of $1.05 • Q2 organic sales growth of 4% • Research +3% • Applied +6% • SAFC Commercial +2% • 31% year-over-year growth in free cash flow generated in the first six months of 2013 13 Q2 2013 Highlights Organic sales contribution from all business units and regions

© 2013 Sigma-Aldrich Co. All rights reserved. 14 Q1 Q2 (1%) 3% Academic/Govt/Hospitals (Mid-single) Low-single Pharma Flat Low-to-mid single Dealers Low-to-mid single Mid-single 2013 Overall Organic Percentage Growth:Q2 and Q1 Organic Sales Performance vs. Prior Year Business Unit: Research Improving trends in Pharma, new initiatives gaining traction Building foundation for improving organic sales growth in 2H 2013

© 2013 Sigma-Aldrich Co. All rights reserved. 15 Q1 Q2 3% 6% Diag/Testing High-single High-single Industrial (Low-single) Low-to-mid single 2013 Overall Organic Percentage Growth: Q2 and Q1 Organic Sales Performance vs. Prior Year Successful 1H 2013 for Applied business unit Expect continued success in 2H 2013 Business Unit: Applied

© 2013 Sigma-Aldrich Co. All rights reserved. 16 Q1 Q2 Overall Organic Percentage Growth: 3% 2% High-single High-single Hitech Electronics (Double) (Double) Life Science Services (Mid-single) Low-single Life Science Products 2013 Q2 and Q1 Organic Sales Performance vs. Prior Year Excluding weakness in LED precursor market, SAFC Commercial would have grown organically in the mid-to-high single digits Business Unit: SAFC Commercial

© 2013 Sigma-Aldrich Co. All rights reserved. (1) See Slide 25 for Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow. (2) Excludes Other charges. 17 First Six Months 2013 Financial Results ($ in millions, except per share amounts) YEAR-OVER-YEAR YEAR-OVER- YEAR As Reported Six Months 2013 As Reported As Reported Six Months 2013 Six Months 2013 Organic Sales Growth Sales $ 1,356  2% $ 1,356  2 % As Reported Six Months 2013 As Reported Adjusted Six Months 2013 Adjusted (2) Operating Income $ 332  2% $ 344  1% Net Income $ 241  4% $ 249  4% Diluted EPS $1.99  5% $2.06  5% Free Cash Flow (1) $ 220  31% Changes in FX rates reduced operating income by $4 Million, or $0.02 of Adjusted EPS

© 2013 Sigma-Aldrich Co. All rights reserved. 18 2013 Guidance Organic Sales Growth 2013 full-year adjusted EPS expected to be in a range of $4.05 to $4.15 1st Half 2nd Half Full Year Research 1% Low-to-mid single digit Low-to-mid single digit organic sales growth Applied 4% Mid-single digit SAFC Commercial 3% Mid-single digit Source: Q2 2013 earnings call, July 23, 2013

© 2013 Sigma-Aldrich Co. All rights reserved. Sigma-Aldrich Corporation Q2 2013 Earnings Review Questions?

© 2013 Sigma-Aldrich Co. All rights reserved. Appendix •Reconciliation of GAAP to Non-GAAP Financial Measures

© 2013 Sigma-Aldrich Co. All rights reserved. 2013 2012 2013 2012 Reported net income 119$ 115$ $0.98 $0.94 Other charges 8 3 0.07 0.03 Adjusted net income 127$ 118$ $1.05 $0.97 2013 2012 2013 2012 Reported net income 241$ 232$ 1.99$ 1.90$ Other charges 8 7 0.07 0.06 Adjusted net income 249$ 239$ 2.06$ 1.96$ June 30, June 30, Net Income Diluted Earnings (in millions) Per Share Six Months Ended Six Months Ended Three Months Ended Three Months Ended June 30, June 30, Net Income Diluted Earnings (in millions) Per Share Reconciliation of Reported Net Income and Diluted Earnings Per Share to Adjusted Net Income and Adjusted Diluted Earnings Per Share (Unaudited) 21

© 2013 Sigma-Aldrich Co. All rights reserved. Reconciliation of Reported Operating Income to Adjusted Operating Income (Unaudited) 22 2013 2012 Reported operating income 166$ 167$ Other charges 12 4 Adjusted operating income 178$ 171$ 2013 2012 Reported operating income 332$ 339$ Other charges 12 9 Adjusted operating income 344$ 348$ Six Months Ended June 30, Three Months Ended June 30, In millions

© 2013 Sigma-Aldrich Co. All rights reserved. Reconciliation of Reported Operating Income Margin to Adjusted Operating Income Margin (Unaudited) 23 June 30, March 31, December 31, September 30, 2013 2013 2012 2012 Reported O perating Income Margin 24.4% 24.6% 25.0% 24.4% Other charges 1.7% —% 0.2% 0.6 % Adjusted O perating Income Margin 26.1% 24.6% 25.2% 25.0% Three Months Ended

© 2013 Sigma-Aldrich Co. All rights reserved. Reconciliation of Reported Operating Income Margin to Adjusted Operating Income Margin (Unaudited) 24 2013 2012 2013 2012 Reported operating income margin 24.4% 25.2% 24.5% 25.5% Other charges 1.7% 0.6% 0.9% 0.7% Adjusted operating income margin 26.1% 25.8% 25.4% 26.2% Three Months Ended Six Months Ended June 30, June 30,

© 2013 Sigma-Aldrich Co. All rights reserved. Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) 25 2013 2012 Net cash provided by operating activities 115$ 82$ Less: Capital expenditures (24) (26) Free cash flow 91$ 56$ 2013 2012 Net cash provided by operating activities 269$ 226$ Less: Capital expenditures (49) (58) Free cash flow 220$ 168$ Six Months Ended June 30, June 30, Three Months Ended In millions